© 2021 Verint Systems Inc. All Rights Reserved Worldwide. The Customer Engagement Company SEPTEMBER 2021 © 2021 Verint Systems Inc. All Rights Reserved Worldwide.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 2 Forward Looking Statements The presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward- looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s filings with the Securities and Exchange Commission. Please note that all guidance is provided on a non-GAAP basis. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com and in the appendix of this presentation.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Pure Play Customer Engagement Leader Momentum Driven By Digital and Cloud Acceleration Strong Start to the Year  H1 Results Ahead of Expectations  Crossed Midpoint of SaaS Transition Strong Momentum Drives Three-Year Targets (FYE24)  $1 Billion of Revenue; High Single Digit Revenue Growth  Approaching $650 Million of Cloud Revenue Recently Raised Annual Outlook (FYE22)  15% New PLE Bookings Growth and 35% Cloud Revenue Growth  $872 Million of Revenue +/- 2% and $2.25 Diluted EPS at Midpoint Note: FYE22 guidance and three-year targets are provided on a non-GAAP basis. PLE is New Perpetual License Equivalent Bookings.

RESTRICTED INTERNAL USE ONLY. No external distribution of these materials permitted. Confidential and proprietary information of Verint Systems Inc. © 2021 Verint Systems Inc. All Rights Reserved Worldwide. 4 Digital Transformation is Accelerating Rapid growth in Digital Interactions Brands lead with Customer Experience Emergence of Future of Work Brand’s Touchpoints with their Customers Digital Marketing Back Office Contact Center Customer Experience Compliance Fraud Branch/Store Information Technology

RESTRICTED INTERNAL USE ONLY. No external distribution of these materials permitted. Confidential and proprietary information of Verint Systems Inc. © 2021 Verint Systems Inc. All Rights Reserved Worldwide. 5 The Engagement Capacity Gap is Widening Digital Transformation Drives Growth in Interactions and Higher Consumer Expectations Note: We estimated our total addressable market for customer engagement software, the market growth rate, the number of knowledge workers and labor costs using data from the US Bureau of Labor Statistics, McGee Smith Analytics, Pelorus Associates and Gartner as well as company estimates of $150 to $200 per month for the amount of software that is spent on each knowledge worker in the contact center and half that amount for knowledge workers in other customer engagement touch points. $2 Trillion Labor Cost 50 Million Knowledge Workers $65 Billion Customer Engagement Software TAM Organizations Can No Longer Afford Hiring Workers Strong Demand for Platforms and Automation to Reduce Labor Cost and Elevate CX

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Verint Customer Engagement Cloud Platform Drive Automation in Customer Engagement Across Enterprise 6 Help Brands Close the Capacity Gap Embracing digital-first engagement Powering a workforce of humans & bots Embracing an enterprise-wide CX culture Harnessing data to drive AI & Analytics

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Industry Landscape Verint: Enterprise Application Leader and Infrastructure Agnostic 7 Customer Engagement Application Vendors Infrastructure Vendors (CCaaS, UCaaS, CPaaS) System Integrators Verint Growth Strategy Lead with open cloud platform Help brands accelerate digital first Continue to expand partner network Benefit from infrastructure neutrality

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Recent Wins – Leading Brands Select Verint  New Customers: Winning many new brands through our direct salesforce and growing partner ecosystem  Existing Customers: Cloud platform makes it easier for existing customers to add additional applications 8Note: Customer has placed an order within last 18 months.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Financial Review 9

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 10 FYE19 – FYE21 Executed Cloud First Strategy February 1, 2021 Became Pure Play Customer Engagement with Cognyte Spin Q2 FYE22 Results Ahead of Expectations and Raised Annual Outlook Q1 FYE22 Crossed Midpoint of Cloud Transition and Raised Annual Outlook Pure Play Customer Engagement Company – Our Journey

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 11 FYE19 – FYE21 Executed Cloud First Strategy – Market Cloud Adoption Accelerated During COVID Non-GAAP Revenue GAAP Revenue 70% 75% 80% 71% 76% 81% FYE19 FYE20 FYE21 23% 32% 45% FYE19 FYE20 FYE21 Note: Amounts are in USD millions. PLE Mix (% from SaaS) Cloud Revenue Recurring Revenue (% of SW) $95 $122 $153 $220 $277 $104 $135 $167 $247 $288 FYE17 FYE18 FYE19 FYE20 FYE21

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 12 Strong FYE22 Guidance as We Cross Transition Midpoint 15% PLE Growth with over Half from SaaS 35% Cloud Revenue Growth Software Recurring Revenue Approaching 85% $95 $122 $153 $220 $277 ~$390 $104 $135 $167 $247 $288 FYE17 FYE18 FYE19 FYE20 FYE21 FYE22E Non-GAAP Revenue GAAP Revenue 70% 75% 80% Approaching 85% 71% 76% 81% FYE19 FYE20 FYE21 FYE22E 23% 32% 45% Approaching 60% FYE19 FYE20 FYE21 FYE22E Note: Amounts are in USD millions. FYE22 guidance is provided on a non-GAAP basis. PLE Mix (% from SaaS) Cloud Revenue Recurring Revenue (% of SW)

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 13 Posted Strong H1 – Strong Momentum Post Spin Crossed Midpoint of Cloud Transition with Accelerating Bookings Growth 22% New PLE Bookings Growth Bookings Metrics 60% # of $1 Million+ SaaS Orders 52% % of New PLE Bookings from SaaS 29% Remaining Performance Obligations Growth Total Revenue Growth GAAP: 7% Non-GAAP: 5% Revenue Dynamics Cloud Revenue Growth GAAP: 47% Non-GAAP: 42% % of Software Revenue Recurring 83% 59% New SaaS ACV Growth Note: Growth rates are on a year-over-year basis. Percentage of software revenue recurring is the same on a GAAP and non-GAAP basis.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 14 Three-Year Growth Assumptions Model Assumes 10% New PLE Bookings CAGR Driving Revenue Growth Acceleration Digital-First Creates Opportunity to Grow PLE Bookings Even Faster FYE22E FYE23E FYE24E Low Single Digits Mid Single Digits High Single Digits G ro w th R at e New PLE Bookings CAGR – 10% Note: FYE22 guidance and three-year targets are provided on a non-GAAP basis

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 15 Three-Year Targets $1 Billion of Revenue in FYE24 Approaching $650 Million of Cloud Revenue; 30% CAGR Approaching 90% of Software Revenue Recurring $277 Approaching $650 $288 FYE21 FYE22E FYE23E FYE24E Non-GAAP Revenue GAAP Revenue 80% Approaching 85% 81% FYE21 FYE22E FYE23E FYE24E Note: Amounts are in USD millions. FYE22 guidance and three-year targets are provided on a non-GAAP basis. ~$390 Approaching $500 >85% Approaching 90% $830 $872 +/- 2% (Low-Single Digit Growth) Mid-Single Digit Growth High-Single Digit Growth $841 FYE21 FYE22E FYE23E FYE24E Cloud Revenue – 30% CAGR Total Revenue Growth Recurring Revenue (% of SW)

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 16 Ride the Digital-First Evolution Expand Partner Network Complete Cloud Transition Better Economics and Improved Visibility Three-Year Plan Growth Pillars Strong AI to Help Brands Close the Engagement Capacity Gap Open Platform Attractive to our Growing Ecosystem Driven by Our Existing Platform Capabilities

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 17 Appendix

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 18 Illustrative Economic Example - $100 Perpetual Software Deal Perpetual License vs. SaaS Perpetual License Year 1 Year 2 Year 3 Year 4 Year 5 Cumulative Revenue and Cashflow Point-in-time 100 Revenue: $200 over five years Cashflow: Timing matches revenue recognition Over-time 20 20 20 20 20 Total Revenue 120 20 20 20 20 200 Cash flow 120 20 20 20 20 200 Bundled SaaS Year 1 Year 2 Year 3 Year 4 Year 5 Cumulative Revenue and Cashflow (1.8x compared to perpetual) Point-in-time Revenue: $360 over five years Cashflow: Timing matches revenue recognition Over-time 72 72 72 72 72 Total Revenue 72 72 72 72 72 360 Cash flow 72 72 72 72 72 360

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. Verint is committed to protecting the environment and the health and safety of our employees, customers, partners, and the public. We focus on a variety of areas from measuring our energy consumption to factoring in environmental design elements and end-of-life thinking into our products. 19 Verint’s Focus on ESG Social In 2021 we issued our latest ESG Report, which includes performance highlights across Verint’s Environmental, Social and Governance initiatives Visit Verint’s Website to Learn More: Corporate Responsibility: Click Here Corporate Governance: Click Here Diversity and Inclusion: Click Here Environmental We emphasize employee development by providing development programs and technical and leadership training to facilitate employee success. We strive to provide competitive, fair compensation to all of our employees as well as substantial non- paid benefits. Verint is proud to support our employees’ community service activities, including with programs for donating employee time to qualified children’s organizations and matching grants, as well as through direct engagement with our local communities under our Next Generation program. Governance We are committed to conducting all aspects of our business ethically, consistent with our core values — integrity, transparency, humility, passion, and innovation — and in compliance with our Code of Conduct and applicable law. We are also committed to good governance practices, which take into consideration the interests of our key stakeholders, including customers, partners, employees, and investors.

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 20 Financial Outlook

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 21 Our non-GAAP three-year targets exclude various GAAP measures, including: • Amortization of intangible assets. • Losses on early retirement of debt. • Change in fair value of future tranche right. • Unrealized losses on derivatives, net. • Revenue adjustments. • Stock-based compensation expenses. • Acquisition expenses. • Restructuring expenses. • Separation expenses. Our non-GAAP three-year targets also reflect income tax provisions on a non-GAAP basis. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non-GAAP three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP three-year targets reflect foreign currency exchange rates approximately consistent with current rates. Financial Outlook (cont’d)

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 22 Summary Metrics – FYE22 To Date GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric Recurring Revenue $129.1 $132.3 $139.3 $142.3 $144.5 $145.5 $156.2 $157.2 Cloud $55.0 $58.2 $62.6 $65.6 $80.1 $81.1 $93.3 $94.3 Support $74.1 $74.1 $76.7 $76.8 $64.4 $64.4 $62.9 $62.9 Nonrecurring Revenue $56.8 $56.8 $64.8 $64.8 $56.5 $56.5 $58.4 $58.4 Perpetual $28.5 $28.5 $35.8 $35.8 $29.3 $29.3 $32.3 $32.3 Professional Services $28.3 $28.3 $29.0 $29.0 $27.1 $27.1 $26.1 $26.1 Total Revenue $185.9 $189.1 $204.1 $207.1 $200.9 $201.9 $214.6 $215.6 Reported Revenue Growth -10.3% -12.4% -3.5% -5.2% 8.1% 6.8% 5.2% 4.1% Constant Currency Revenue Growth -9.2% -11.5% -3.0% -4.8% 5.5% 4.2% 2.9% 1.9% % of Revenue that is Software Revenue 84.8% 85.1% 85.8% 86.0% 86.5% 86.6% 87.8% 87.9% % of Software Revenue that is Recurring Revenue* 81.9% 82.3% 79.5% 79.9% 83.1% 83.2% 82.8% 82.9% New SaaS ACV $11.9 $16.7 $18.8 $26.6 New SaaS ACV Growth YoY 45.3% 64.7% 58.1% 59.1% New Perpetual License Equivalent Bookings $47.7 $62.2 $61.0 $73.1 Year-over-Year Growth -23.7% 1.1% 27.9% 17.4% % of New Perpetual License Equivalent Bookings from SaaS 40.2% 43.1% 51.2% 52.6% Cloud Revenue $55.0 $58.2 $62.6 $65.6 $80.1 $81.1 $93.3 $94.3 SaaS Bundled Revenue $33.4 $36.3 $35.8 $38.5 $39.3 $40.1 $42.9 $43.8 SaaS Unbundled Revenue $7.5 $7.5 $12.4 $12.5 $24.3 $24.3 $33.4 $33.4 Optional Managed Services Revenue $14.1 $14.4 $14.3 $14.6 $16.5 $16.6 $16.9 $17.0 Cloud Revenue Growth YoY 15.1% 3.2% 27.9% 17.5% 45.5% 39.2% 49.1% 43.7% SaaS Revenue Growth YoY 19.7% 3.8% 38.8% 23.8% 55.5% 47.1% 58.4% 51.5% Gross Profit $115.0 $125.8 $137.2 $146.3 $128.6 $135.8 $142.1 $149.0 Gross Margin % 61.9% 66.5% 67.2% 70.6% 64.0% 67.3% 66.2% 69.1% Recurring Gross Profit $94.1 $98.9 $106.3 $110.2 $106.4 $108.3 $118.5 $120.2 Recurring Gross Margin % 72.9% 74.7% 76.4% 77.4% 73.6% 74.4% 75.9% 76.5% Nonrecurring Gross Profit $25.2 $26.9 $35.0 $36.1 $26.6 $27.6 $27.9 $28.8 Nonrecurring Gross Margin % 44.3% 47.4% 54.1% 55.6% 47.1% 48.8% 47.8% 49.3% Research and Development, net $32.4 $27.8 $30.1 $26.3 $29.1 $26.7 $31.8 $29.6 % of Revenue 17.4% 14.7% 14.8% 12.7% 14.5% 13.2% 14.8% 13.7% Selling, General and Administrative $76.8 $60.6 $77.7 $56.4 $87.6 $66.5 $91.4 $67.7 % of Revenue 41.3% 32.0% 38.1% 27.2% 43.6% 32.9% 42.6% 31.4% Operating (Loss) Income ($2.0) $37.5 $21.6 $63.6 $4.4 $42.6 $11.5 $51.8 Operating Margin % -1.1% 19.8% 10.6% 30.7% 2.2% 21.1% 5.4% 24.0% Adjusted EBITDA $44.4 $70.6 $48.9 $57.8 Adjusted EBITDA Margin 23.5% 34.1% 24.2% 26.8% Diluted EPS ($0.23) $0.40 ($0.18) $0.78 ($0.04) $0.44 $0.00 $0.58 Re cu rr in g Re ve nu e M ix Bo ok in gs M et ric s 7/31/2020 7/31/2021 Three Months Ended Three Months Ended Pr of ita bi lit y M et ric s Cl ou d De ta il O pe ra tin g Ex pe ns e M et ric s 4/30/2020 4/30/2021 G ro ss P ro fit M et ric s ($ in millions) Re ve nu e M et ric s

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 23 Summary Metrics – FYE17 – FYE21 GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric GAAP Non-GAAP/ Operating Metric Recurring Revenue $398.1 $407.8 $425.7 $440.6 $465.7 $480.7 $534.4 $561.1 $575.6 $586.0 Cloud $95.4 $104.2 $122.1 $135.0 $152.6 $167.2 $220.5 $246.8 $277.4 $287.6 Support $302.7 $303.6 $303.6 $305.6 $313.1 $313.5 $313.9 $314.2 $298.2 $298.4 Nonrecurring Revenue $307.8 $308.3 $314.4 $314.4 $330.6 $330.6 $312.1 $312.1 $254.6 $254.6 Perpetual $172.3 $172.5 $181.7 $181.7 $196.1 $196.1 $179.9 $179.9 $141.8 $141.8 Professional Services $135.5 $135.8 $132.7 $132.7 $134.5 $134.5 $132.3 $132.3 $112.8 $112.8 Total Revenue $705.9 $716.2 $740.1 $755.0 $796.3 $811.3 $846.5 $873.2 $830.2 $840.6 Reported Revenue Growth 1.6% 2.6% 4.8% 5.4% 7.6% 7.5% 6.3% 7.6% -1.9% -3.7% Constant Currency Revenue Growth 2.9% 4.0% 4.7% 5.1% 7.6% 7.4% 7.4% 8.7% -2.1% -3.9% % of Revenue that is Software Revenue 80.8% 81.0% 82.1% 82.4% 83.1% 83.4% 84.4% 84.8% 86.4% 86.6% % of Software Revenue that is Recurring Revenue* 69.8% 70.3% 70.1% 70.8% 70.4% 71.0% 74.8% 75.7% 80.2% 80.5% New SaaS ACV $10.9 $18.4 $29.1 $49.7 $66.2 New SaaS ACV Growth YoY 69.3% 57.6% 71.0% 33.1% New Perpetual License Equivalent Bookings (11) $257.2 $270.8 $258.3 Year-over-Year Growth 5.3% -4.6% Cloud Revenue $95.4 $104.2 $122.1 $135.0 $152.6 $167.2 $220.5 $246.8 $277.4 $287.6 SaaS Bundled Revenue $47.7 $52.1 $77.6 $85.7 $84.7 $94.4 $115.9 $139.4 $146.0 $155.0 SaaS Unbundled Revenue $8.8 $8.8 $2.8 $3.2 $26.7 $29.5 $48.0 $49.0 $72.0 $72.2 Optional Managed Services Revenue $38.9 $43.4 $41.7 $46.1 $41.1 $43.3 $56.5 $58.4 $59.5 $60.5 Cloud Revenue Growth YoY 28.1% 29.6% 24.9% 23.9% 44.5% 47.6% 25.8% 16.5% SaaS Revenue Growth YoY 42.4% 46.2% 38.5% 39.3% 47.1% 52.0% 32.9% 20.5% Estimated Fully Allocated Research and Development, net $98.2 $89.1 $105.2 $96.0 $116.6 $109.7 $127.1 $116.9 $121.0 $113.0 % of Revenue 13.9% 12.4% 14.2% 12.7% 14.6% 13.5% 15.0% 13.4% 14.6% 13.4% Estimated Fully Allocated Selling, General and Administrative $272.1 $224.9 $277.0 $234.3 $281.0 $240.1 $321.6 $263.4 $313.6 $246.3 % of Revenue 38.5% 31.4% 37.4% 31.0% 35.3% 29.6% 38.0% 30.2% 37.8% 29.3% Estimated Fully Allocated Gross Profit $442.7 $482.7 $469.5 $515.1 $521.1 $559.8 $546.5 $602.8 $546.3 $580.8 Estimated Fully Allocated Gross Margin % 62.7% 67.4% 63.4% 68.2% 65.4% 69.0% 64.6% 69.0% 65.8% 69.1% Estimated Fully Allocated Operating Income $29.8 $168.7 $54.0 $184.7 $93.1 $209.9 $67.0 $222.5 $82.0 $221.5 Estimated Fully Allocated Operating Margin % 4.2% 23.6% 7.3% 24.5% 11.7% 25.9% 7.9% 25.5% 9.9% 26.4% Estimated Fully Allocated Adjusted EBITDA $188.0 $204.7 $229.3 $244.2 $248.8 Estimated Fully Allocated Adjusted EBITDA Margin 26.2% 27.1% 28.3% 28.0% 29.6% 1/31/2020 Year Ended Year Ended 1/31/2021 O pe ra tin g Ex pe ns e M et ric s 1/31/2019 Year Ended Year Ended Year Ended R ec ur rin g R ev en ue M ix Pr of ita bi lit y M et ric s ($ in millions) R ev en ue M et ric s C lo ud D et ai l 1/31/2017 1/31/2018 B oo ki ng s M et ric s

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 24 Revenue Metrics – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 Recurring revenue- GAAP 129.1$ 139.3$ 144.5$ 156.2$ Cloud revenue - GAAP 55.0 62.6 80.1 93.3 Support revenue - GAAP 74.1 76.7 64.4 62.9 Nonrecurring revenue - GAAP 56.8 64.8 56.5 58.4 Perpetual revenue - GAAP 28.5 35.8 29.3 32.3 Professional services revenue - GAAP 28.3 29.0 27.1 26.1 Total revenue - GAAP 185.9$ 204.1$ 200.9$ 214.6$ Estimated recurring revenue adjustments 3.3 3.1 1.0 1.0 Estimated cloud revenue adjustments 3.2 3.0 1.0 1.0 Estimated support revenue adjustments 0.1 0.0 0.0 0.0 Estimated nonrecurring revenue adjustments - - - - Estimated perpetual revenue adjustments - - - - Estimated professional services revenue adjustments - - - - Total estimated revenue adjustments 3.3 3.1 1.0 1.0 Recurring revenue- non-GAAP 132.3$ 142.3$ 145.5$ 157.2$ Cloud revenue - non-GAAP 58.2 65.6 81.1 94.3 Support revenue - non-GAAP 74.1 76.8 64.4 62.9 Nonrecurring revenue - non-GAAP 56.8 64.8 56.5 58.4 Perpetual revenue - non-GAAP 28.5 35.8 29.3 32.3 Professional services revenue - non-GAAP 28.3 29.0 27.1 26.1 Total revenue - non-GAAP 189.1$ 207.1$ 201.9$ 215.6$ Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 25 Revenue Metrics – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 Software (includes cloud and support) - GAAP 570.4$ 607.4$ 661.8$ 714.2$ 717.5$ Perpetual revenue - GAAP 172.3 181.7 196.1 179.9 141.8 Cloud revenue - GAAP 95.4 122.1 152.6 220.5 277.4 Support revenue - GAAP 302.7 303.6 313.1 313.9 298.2 Professional services revenue - GAAP 135.5 132.7 134.5 132.3 112.8 Total revenue - GAAP 705.9$ 740.1$ 796.3$ 846.5$ 830.2$ % of Revenue from Software (includes cloud and support) 80.8% 82.1% 83.1% 84.4% 86.4% % of Revenue from Software (includes cloud and support) that is Recurring 69.8% 70.1% 70.4% 74.8% 80.2% Estimated software (includes cloud and support) revenue adjustments 9.9 14.9 15.1 26.7 10.3 Estimated perpetual revenue adjustments 0.2 - - - - Estimated cloud revenue adjustments 8.8 12.9 14.7 26.3 10.2 Estimated support revenue adjustments 0.9 2.0 0.4 0.3 0.2 Estimated professional services revenue adjustments 0.3 - - - - Total estimated revenue adjustments 10.3 14.9 15.1 26.7 10.3 Software (includes cloud and support) revenue - non-GAAP 580.3$ 622.3$ 676.8$ 740.9$ 727.8$ Perpetual revenue - non-GAAP 172.5 181.7 196.1 179.9 141.8 Cloud revenue - non-GAAP 104.2 135.0 167.2 246.8 287.6 Support revenue - non-GAAP 303.6 305.6 313.5 314.2 298.4 Professional services revenue - non-GAAP 135.8 132.7 134.5 132.3 112.8 Total revenue - non-GAAP 716.2$ 755.0$ 811.3$ 873.2$ 840.6$ % of Revenue from Software (includes cloud and support) 81.0% 82.4% 83.4% 84.8% 86.6% % of Revenue from Software (includes cloud and support) that is Recurring 70.3% 70.8% 71.0% 75.7% 80.5%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 26 Constant Currency – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 GAAP Revenue for the three months ended prior period 207.1$ 211.4$ 185.9$ 204.1$ Revenue for the three months ended current period 185.9$ 204.1$ 200.9$ 214.6$ Revenue for the three months ended current period at constant currency (1) 188.0$ 205.0$ 196.0$ 210.0$ Reported period-over-period revenue growth -10.3% -3.5% 8.1% 5.2% % impact from change in foreign currency exchange rates 1.1% 0.5% -2.6% -2.3% Constant currency period-over-period revenue growth -9.2% -3.0% 5.5% 2.9% Non-GAAP Revenue for the three months ended prior period 215.9$ 218.4$ 189.1$ 207.1$ Revenue for the three months ended current period 189.1$ 207.1$ 201.9$ 215.6$ Revenue for the three months ended current period at constant currency (1) 191.0$ 208.0$ 197.0$ 211.0$ Reported period-over-period revenue growth -12.4% -5.2% 6.8% 4.1% % impact from change in foreign currency exchange rates 0.9% 0.4% -2.6% -2.2% Constant currency period-over-period revenue growth -11.5% -4.8% 4.2% 1.9% Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 27 Constant Currency – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 GAAP Revenue for the three months ended prior period 694.9$ 705.9$ 740.1$ 796.3$ 846.5$ Revenue for the three months ended current period 705.9$ 740.1$ 796.3$ 846.5$ 830.2$ Revenue for the three months ended current period at constant currency (10) 715.0$ 739.0$ 796.0$ 855.0$ 829.0$ Reported period-over-period revenue growth 1.6% 4.8% 7.6% 6.3% -1.9% % impact from change in foreign currency exchange rates 1.3% -0.1% 0.0% 1.1% -0.2% Constant currency period-over-period revenue growth 2.9% 4.7% 7.6% 7.4% -2.1% Non-GAAP Revenue for the three months ended prior period 698.3$ 716.2$ 755.0$ 811.3$ 873.2$ Revenue for the three months ended current period 716.2$ 755.0$ 811.3$ 873.2$ 840.6$ Revenue for the three months ended current period at constant currency (10) 726.0$ 753.0$ 811.0$ 882.0$ 839.0$ Reported period-over-period revenue growth 2.6% 5.4% 7.5% 7.6% -3.7% % impact from change in foreign currency exchange rates 1.4% -0.3% -0.1% 1.1% -0.2% Constant currency period-over-period revenue growth 4.0% 5.1% 7.4% 8.7% -3.9%

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 28 Cloud Metrics – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 SaaS revenue - GAAP 40.9$ 48.2$ 63.6$ 76.4$ Bundled SaaS revenue - GAAP 33.4 35.8 39.3 42.9 Unbundled SaaS revenue - GAAP 7.5 12.4 24.3 33.4 Optional managed services revenue - GAAP 14.1 14.3 16.5 16.9 Cloud revenue - GAAP 55.0$ 62.6$ 80.1$ 93.3$ Estimated SaaS revenue adjustments 2.9 2.8 0.8 0.9 Estimated bundled SaaS revenue adjustments 2.9 2.7 0.8 0.9 Estimated unbundled SaaS revenue adjustments 0.0 0.0 0.1 - Estimated optional managed services revenue adjustments 0.3 0.3 0.2 0.1 Estimated cloud revenue adjustments 3.2 3.0 1.0 1.0 SaaS revenue - non-GAAP 43.8 51.0 64.4 77.3 Bundled SaaS revenue - non-GAAP 36.3 38.5 40.1 43.8 Unbundled SaaS revenue - non-GAAP 7.5 12.5 24.3 33.4 Optional managed services revenue - non-GAAP 14.4 14.6 16.6 17.0 Cloud revenue - non-GAAP 58.2$ 65.6$ 81.1$ 94.3$ Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 29 Cloud Metrics – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 (1) 1/31/2018 (1) 1/31/2020 1/31/2021 SaaS revenue - GAAP 56.5$ 80.4$ 163.9$ 218.0$ Bundled SaaS revenue - GAAP 47.7 77.6 115.9 146.0 Unbundled SaaS revenue - GAAP (12) 8.8 2.8 48.0 72.0 Optional managed services revenue - GAAP 38.9 41.7 56.5 59.5 Cloud revenue - GAAP 95.4$ 122.1$ 220.5$ 277.4$ Estimated SaaS revenue adjustments 4.3 8.5 24.5 9.2 Estimated bundled SaaS revenue adjustments 4.3 8.1 23.5 9.0 Estimated unbundled SaaS revenue adjustments - 0.4 1.0 0.2 Estimated optional managed services revenue adjustments 4.5 4.4 1.9 1.0 Estimated cloud revenue adjustments 8.8 12.9 26.3 10.2 SaaS revenue - non-GAAP 60.8 88.9 188.4 227.1 Bundled SaaS revenue - non-GAAP 52.1 85.7 139.4 155.0 Unbundled SaaS revenue - non-GAAP (12) 8.8 3.2 49.0 72.2 Optional managed services revenue - non-GAAP 43.4 46.1 58.4 60.5 Cloud revenue - non-GAAP 104.2$ 135.0$ 246.8$ 287.6$

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 30 Gross Profit – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 Gross Profit and Gross Margin Total GAAP revenue 185.9$ 204.1$ 200.9$ 214.6$ Recurring costs 34.9 32.9 38.1 37.6 Nonrecurring costs 31.6 29.8 29.9 30.5 Amortization of acquired technology 4.4 4.2 4.4 4.4 Total GAAP cost of revenue 70.9 66.9 72.3 72.6 GAAP gross profit 115.0$ 137.2$ 128.6$ 142.1$ GAAP gross margin 61.9% 67.2% 64.0% 66.2% Revenue adjustments 3.3 3.1 1.0 1.0 Amortization of acquired technology 4.4 4.2 4.4 4.4 Stock-based compensation expenses 0.5 1.2 1.3 1.4 Acquisition expenses, net 0.2 0.1 0.0 0.0 Restructuring expenses 1.6 (0.1) 0.5 0.1 Separation expenses (2) - - 0.1 - Discontinued operations corporate overhead adjustment 1.4 0.5 - - Allocation methodology difference (0.5) 0.3 - - Non-GAAP gross profit 125.8$ 146.3$ 135.8$ 149.0$ Non-GAAP gross margin 66.5% 70.6% 67.3% 69.1% Recurring Gross Profit and Gross Margin GAAP recurring revenue 129.1$ 139.3$ 144.5$ 156.2$ GAAP recurring costs 34.9 32.9 38.1 37.6 GAAP recurring gross profit 94.1 106.3 106.4 118.5 GAAP recurring gross margin 72.9% 76.4% 73.6% 75.9% Recurring revenue adjustments 3.3 3.1 1.0 1.0 Recurring stock-based compensation expenses 0.3 0.5 0.4 0.6 Recurring acquisition expenses, net 0.0 0.0 0.0 0.0 Recurring restructuring expenses 0.8 0.0 0.4 0.1 Recurring separation expenses (2) - - 0.0 - Recurring discontinued operations corporate overhead adjustment 0.2 0.2 - - Recurring allocation methodology difference 0.2 0.1 - - Non-GAAP recurring gross profit 98.9$ 110.2$ 108.3$ 120.2$ Non-GAAP recurring gross margin 74.7% 77.4% 74.4% 76.5% Nonrecurring Gross Profit and Gross Margin GAAP nonrecurring revenue 56.8$ 64.8$ 56.5$ 58.4$ GAAP nonrecurring costs 31.6 29.8 29.9 30.5 GAAP nonrecurring gross profit 25.2 35.0 26.6 27.9 GAAP nonrecurring gross margin 44.3% 54.1% 47.1% 47.8% Nonrecurring revenue adjustments - - - - Nonrecurring stock-based compensation expenses 0.3 0.7 0.8 0.9 Nonrecurring acquisition expenses, net 0.2 0.0 - - Nonrecurring restructuring expenses 0.8 (0.1) 0.1 (0.0) Nonrecurring separation expenses (2) - - 0.0 - Nonrecurring discontinued operations corporate overhead adjustment 1.2 0.2 - - Nonrecurring allocation methodology difference (0.8) 0.2 - - Non-GAAP nonrecurring gross profit 26.9$ 36.1$ 27.6$ 28.8$ Non-GAAP nonrecurring gross margin 47.4% 55.6% 48.8% 49.3% Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 31 Gross Profit – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 Total GAAP revenue 705.9$ 740.1$ 796.3$ 846.5$ 830.2$ Segment product costs 32.7 34.7 35.0 35.5 34.5 Segment service expenses 192.1 199.2 209.3 226.6 218.9 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Stock-based compensation expenses (3) 7.1 6.8 4.4 6.3 4.2 Shared support expenses allocation (4) 10.2 7.6 8.5 10.1 8.4 Total GAAP cost of revenue 263.2$ 270.6$ 275.2$ 300.0$ 284.0$ GAAP gross profit 442.7$ 469.5$ 521.1$ 546.5$ 546.3$ GAAP gross margin 62.7% 63.4% 65.4% 64.6% 65.8% Revenue adjustments 10.3 14.9 15.0 26.7 10.3 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Stock-based compensation expenses (3) 7.1 6.9 4.4 6.3 4.2 Acquisition expenses, net (5) - 0.1 0.3 0.1 0.2 Restructuring expenses (5) 1.5 1.5 1.0 1.6 1.4 Separation expenses (5) - - - - 0.1 Impairment charges (5) - - - - 0.3 Estimated fully allocated non-GAAP gross profit 482.7$ 515.1$ 559.8$ 602.8$ 580.8$ Estimated fully allocated non-GAAP gross margin 67.4% 68.2% 69.0% 69.0% 69.1% Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 32 Operating Expenses – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 Research and Development, net GAAP research and development, net 32.4$ 30.1$ 29.1$ 31.8$ as a % of GAAP revenue 17.4% 14.8% 14.5% 14.8% Stock-based compensation expenses (1.2) (1.5) (1.8) (2.0) Acquisition expenses, net (0.2) (0.0) (0.0) (0.1) Restructuring expenses (0.9) (0.2) (0.2) (0.1) Separation expenses (2) - - (0.5) (0.0) Other Adjustments - - - - Discontinued operations corporate overhead adjustment (4.5) (4.0) - - Allocation methodology difference 2.2 1.8 - - Non-GAAP research and development, net 27.8$ 26.3$ 26.7$ 29.6$ as a % of non-GAAP revenue 14.7% 12.7% 13.2% 13.7% Selling, General and Administrative expenses GAAP selling, general and administrative expenses 76.8$ 77.7$ 87.6$ 91.4$ as a % of GAAP revenue 41.3% 38.1% 43.6% 42.6% Stock-based compensation expenses (9.0) (10.7) (13.4) (14.6) Acquisition benefit (expenses), net 3.7 (3.1) (1.6) (3.3) Restructuring expenses (2.0) (0.5) (0.6) (1.9) Separation expenses (2) - - (5.5) (3.2) Other Adjustments (0.1) 0.9 (0.0) (0.6) Discontinued operations corporate overhead adjustment (7.6) (6.2) - - Allocation methodology difference (1.4) (1.7) - - Non-GAAP selling, general and administrative expenses 60.6$ 56.4$ 66.5$ 67.7$ as a % of non-GAAP revenue 32.0% 27.2% 32.9% 31.4% Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 33 Operating Expenses – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 Research and Development, net Segment expenses 79.9$ 84.4$ 94.9$ 101.0$ 95.8$ Stock-based compensation expenses (6) 7.8 8.6 6.5 8.8 6.2 Shared support service allocation (7) 10.6 12.2 15.2 17.3 19.0 GAAP research and development, net 98.2$ 105.2$ 116.6$ 127.1$ 121.0$ as a % of GAAP revenue 13.9% 14.2% 14.6% 15.0% 14.6% Stock-based compensation expenses (6) (7.8) (8.6) (6.5) (8.8) (6.2) Acquisition expenses, net (8) (0.1) - (0.1) (0.5) (0.3) Restructuring expenses (8) (1.2) (0.6) (0.3) (0.9) (1.1) Separation expenses (8) - - - - (0.2) Other Adjustments (8) - - - - (0.0) Estimated fully allocated non-GAAP research and development, net 89.1$ 96.0$ 109.7$ 116.9$ 113.0$ as a % of non-GAAP revenue 12.4% 12.7% 13.5% 13.4% 13.4% Selling, General and Administrative expenses Segment expenses 148.0$ 155.0$ 159.2$ 179.4$ 159.4$ Stock-based compensation expenses (6) 30.3 31.3 33.3 39.8 30.6 Shared support service allocation (7) 93.8 90.6 88.6 102.3 123.5 GAAP selling, general and administrative expenses 272.1$ 277.0$ 281.0$ 321.6$ 313.6$ as a % of GAAP revenue 38.5% 37.4% 35.3% 38.0% 37.8% Stock-based compensation expenses (6) (30.3) (31.3) (33.3) (39.8) (30.6) Acquisition expenses, net (8) (8.5) (1.0) (6.1) (6.5) (0.8) Restructuring expenses (8) (7.8) (6.8) (1.9) (1.8) (5.5) Separation expenses (8) (0.4) (0.8) (0.2) (3.4) (30.9) Impairment charges (8) - (2.2) - - - Other adjustments (8) (0.3) (0.5) 0.6 (6.6) 0.5 Estimated fully allocated non-GAAP selling, general and administrative expenses 224.9$ 234.3$ 240.1$ 263.4$ 246.3$ as a % of non-GAAP revenue 31.4% 31.0% 29.6% 30.2% 29.3% Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 34 Operating Margins – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 GAAP operating income (2.0)$ 21.6$ 4.4$ 11.5$ GAAP operating margin -1.1% 10.6% 2.2% 5.4% Revenue adjustments 3.3 3.1 1.0 1.0 Amortization of acquired technology 4.4 4.2 4.4 4.4 Amortization of other acquired intangible assets 7.8 7.7 7.3 7.3 Stock-based compensation expenses 10.7 13.3 16.4 18.1 Acquisitions (benefit) expenses, net (3.4) 3.2 1.7 3.4 Restructuring expenses 4.6 0.6 1.3 2.1 Separation expenses (2) - - 6.1 3.2 Impairment charges - - - - Other adjustments 0.1 (0.9) 0.0 0.6 Discontinued operations corporate overhead adjustment 13.5 10.6 - - Allocation methodology difference (1.4) 0.1 - - Non-GAAP operating income 37.5$ 63.6$ 42.6$ 51.8$ Non-GAAP operating margin 19.8% 30.7% 21.1% 24.0% Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 35 Operating and Adjusted EBITDA Margins – FYE17 – FYE21 Year Ended Year Ended Year Ended Year Ended Year Ended ($ in millions) 1/31/2017 1/31/2018 1/31/2019 1/31/2020 1/31/2021 GAAP operating income 29.8$ 54.0$ 93.1$ 67.0$ 82.0$ GAAP operating margin 4.2% 7.3% 11.7% 7.9% 9.9% Revenue adjustments 10.3 14.9 15.0 26.7 10.3 Amortization of acquired technology 21.2 22.2 18.0 21.6 18.0 Amortization of other acquired intangible assets 42.5 33.3 30.3 30.9 29.8 Stock-based compensation expenses 45.2 46.8 44.2 54.9 41.0 Acquisitions expenses, net 8.6 1.1 6.5 7.1 1.4 Restructuring expenses 10.5 8.9 3.2 4.3 8.0 Separation expenses 0.4 0.8 0.2 3.4 31.2 Impairment charges - 2.2 - - 0.3 Other adjustments 0.3 0.5 (0.6) 6.6 (0.5) Estimated fully allocated non-GAAP operating income 168.7$ 184.7$ 209.9$ 222.5$ 221.5 Depreciation and amortization (9) 19.3 20.0 19.4 21.7 27.3 Estimated adjusted EBITDA 188.0$ 204.7$ 229.3$ 244.2$ 248.8$ Estimated fully allocated non-GAAP operating margin 23.6% 24.5% 25.9% 25.5% 26.4% Estimated fully allocated adjusted EBITDA margin 26.2% 27.1% 28.3% 28.0% 29.6% Note: Figures based on historical consolidated Verint data

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 36 Adjusted EBITDA – FYE22 To Date ($ in millions) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 GAAP net loss (income) from continuing operations (14.4)$ (9.4)$ 1.1$ 5.3$ As a percentage of GAAP revenue -7.8% -4.6% 0.5% 2.5% Provision for (benefit from) income taxes 0.3 8.3 (0.1) 4.2 Other expense, net 12.0 22.6 3.4 2.0 Depreciation and amortization (3) 19.0 18.9 18.3 17.8 Revenue adjustments 3.3 3.1 1.0 1.0 Stock-based compensation expenses 10.7 13.3 16.4 18.1 Acquisitions (benefit) expenses, net (3.4) 3.2 1.7 3.4 Restructuring expenses 4.6 0.6 1.3 2.1 Separation expenses (2) - - 5.7 3.2 Impairment charges - - - - Other adjustments 0.1 (0.9) 0.0 0.6 Discontinued operations corporate overhead adjustment 13.5 10.6 - - Allocation methodology difference (1.4) 0.1 - - Adjusted EBITDA 44.4$ 70.6$ 48.9$ 57.8 As a percentage of non-GAAP revenue 23.5% 34.1% 24.2% 26.8% Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 37 EPS and Diluted Shares Outstanding – FYE22 To Date ($ in millions, except share and per share data; shares in thousands) 4/30/2020 7/31/2020 4/30/2021 7/31/2021 GAAP diluted net loss from continuing operations per common share attributable to Verint Systems Inc. (0.23)$ (0.18)$ (0.04)$ -$ Non-GAAP diluted net income from continuing operations per common share attributable to Verint Systems Inc. (4) 0.40$ 0.78$ 0.44$ 0.58$ GAAP weighted-average shares used in computing diluted net loss from continuing operations per common share 64,376 65,849 65,661 65,194 Additional weighted-average shares applicable to non-GAAP net income from continuing operations per common share attributable to Verint Systems Inc 1,233 3,495 10,031 10,684 Non-GAAP diluted weighted-average shares used in computing net income from continuing operations per common share (4) 65,609 69,344 75,692 75,878 Three Months Ended Three Months Ended

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 38 Footnotes for FYE22 To Date Appendix Pages

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 39 Footnotes for FYE17 – FYE21 Annual Appendix Pages

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 40 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 41 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 42 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 43 Supplemental Info

© 2021 Verint Systems Inc. All Rights Reserved Worldwide. 44 Supplemental Info